EXHIBIT 99.1

Cardtronics Announces Third Quarter 2008 Results

HOUSTON, Nov. 6, 2008 (GLOBE NEWSWIRE) -- Cardtronics, Inc. (Nasdaq:CATM), the world's largest operator of ATMs, today announced its financial and operational results for the quarter ended September 30, 2008.

Recent highlights and key statistics include:

 * Consolidated revenues of $127.3 million, up 15% from the third quarter of 2007
 * Adjusted EBITDA of $22.1 million, up 20% from the third quarter of 2007
 * Adjusted Net Income of $2.7 million, up 45% from the third quarter of 2007
 * Significant improvements in key operating metrics versus the third quarter of 2007:
      -- Average number of transacting ATMs increased by 11%
      -- Total transactions increased by 26%
      -- Total cash withdrawal transactions increased by 19%
      -- Cash withdrawal transactions per ATM per month increased by 7%
 * The continued transitioning of the Company's ATM portfolio over to its in-house electronic funds transfer ("EFT") processing platform.  As of September 30, 2008, the Company was processing transactions for over 25,500 ATMs.
 * The continued expansion of the Company's Allpoint Network, including the addition to the network of 5,700+ ATMs located in 7-Eleven, Inc. convenience stores throughout the United States and 2,500 of our ATMs located throughout the United Kingdom.
 * Continued strong liquidity and access to capital, with
   approximately $130.0 million in available borrowing capacity under the Company's current credit facility with leading
   financial institutions such as BNP Paribas, Bank of America,
   JPMorgan Chase, Wells Fargo, and BBVA Compass.

Prior to this most recent quarter, a significant factor in comparing Cardtronics' 2008 results with its prior year results was the Company's acquisition of the financial services business of 7-Eleven, Inc. (the "7-Eleven ATM Transaction"), which was consummated on July 20, 2007. For the quarter ended September 30, 2008, such year-over-year comparability issues, while still present, are less significant as the effects of the 7-Eleven ATM Transaction have been fully reflected in the Company's results from July 20, 2007. On a year-to-date basis, the 7-Eleven ATM Transaction still represents a significant factor when comparing the Company's year-over-year results.

"Cardtronics generated solid results for the most recent quarter despite a number of challenges, including disruptions associated with Hurricane Ike and higher interest rates resulting from the global credit crisis," commented Jack Antonini, Cardtronics' Chief Executive Officer. "Despite these headwinds, our most recent results demonstrate our ability to leverage our past capital investments to generate consistent and recurring revenues and cash flows."

THIRD QUARTER RESULTS

For the third quarter of 2008, revenues totaled $127.3 million, representing a 15% increase over the $110.6 million in revenues generated during the third quarter of 2007. Of the 15% year-over-year increase in revenues, approximately half of that amount, or 7.5%, was attributable to organic growth, with the remaining amount being attributable to the 7-Eleven ATM Transaction. The Company's organic growth was driven by additional ATM deployments made during late 2007 and 2008, primarily in the United Kingdom and Mexico, and incremental revenues from agreements signed in late 2007 and 2008 under the Company's bank branding and surcharge-free network programs.

Adjusted EBITDA totaled $22.1 million for the third quarter of 2008 compared to $18.4 million for the third quarter of 2007, and Adjusted Net Income totaled $2.7 million ($0.07 per diluted share) compared to Adjusted Net Income of $1.9 million ($0.08 per diluted share) for the third quarter of 2007. This year-over-year increase was primarily attributable to the Company's domestic operations, which included the results of the acquired 7-Eleven ATM and advanced-functionality kiosk operations for the full quarter, offset slightly by lower results from the Company's United Kingdom operations. Specific costs excluded from Adjusted EBITDA and Adjusted Net Income are detailed in a reconciliation included at the end of this press release.

The GAAP net loss for the third quarter totaled $4.2 million compared to $10.7 million during the same period last year. The 2008 results reflect slightly higher depreciation, accretion, and amortization expenses due to additional ATM deployments by each of the Company's business segments and the 7-Eleven ATM Transaction. The 2007 results included a $5.1 million (pre-tax) impairment charge related to the unamortized intangible asset value associated with a single merchant contract acquired in 2004 and a $2.5 million charge to establish a valuation allowance on a portion of the Company's existing deferred tax asset amounts.

NINE MONTH RESULTS

Revenues totaled $374.8 million for the nine months ended September 30, 2008, representing a 43% increase over the $262.3 million in revenues recorded during the nine months ended September 30, 2007. The year-over-year increase was primarily attributable to the inclusion of the 7-Eleven ATM and advanced-functionality kiosk operations for the full nine months of 2008.

Adjusted EBITDA totaled $63.6 million for the nine months ended September 30, 2008, representing a 49% increase over the $42.7 million in Adjusted EBITDA for the same period in 2007. Adjusted Net Income totaled $7.3 million ($0.18 per diluted share) for the first nine months of 2008, which was higher than the $2.4 million ($0.10 per diluted share) generated during the first nine months of 2007. Increases in both Adjusted EBITDA and Adjusted Net Income were primarily the result of the 7-Eleven ATM Transaction.

The GAAP net loss for the nine months ended September 30, 2008 totaled $12.1 million compared to a $19.7 million net loss generated during the same period in 2007. As was the case with the Company's quarterly results, the 2008 year-to-date GAAP net loss reflects the incremental depreciation, accretion, and amortization expense that resulted from the 7-Eleven ATM Transaction and the increased number of deployed ATMs. In addition, the net loss for the nine months ended September 30, 2008 also includes a $1.2 million pre-tax charge in the Company's United Kingdom operations associated with delays experienced in obtaining its Europay MasterCard Visa ("EMV") certification with one of the major networks. This charge, which is reflected in the "Cost of ATM operating revenues" line item of the consolidated statement of operations, has been added back to arrive at Adjusted EBITDA and Adjusted Net Income, net of taxes. The 2007 year-to-date net loss includes $5.3 million (pre-tax) of impairment charges, the majority of which related to the unamortized intangible asset value associated with a single merchant contract acquired in 2004, and higher income tax expense due to $3.4 million of income tax reserves recorded in 2007.

2008 GUIDANCE

The Company is now expecting the following financial measures for the year ending December 31, 2008:

    * Revenues of $490.0 million to $495.0 million,
    * Overall gross margins of approximately 23.5%,
    * Adjusted EBITDA of $82.0 million to $84.0 million,
    * Depreciation and accretion expense of $39.0 million,
    * Interest expense of $31.0 million,
    * Adjusted Net Income of $0.20 to $0.23 per diluted share, based on approximately 40.0 million shares outstanding, and
    * Capital expenditures of $57.0 million to $60.0 million, net of minority interest.

The above guidance excludes the impact of certain one-time items as well as anticipated stock-based compensation expense and approximately $17.5 million of intangible asset amortization expense.

DISCLOSURE OF NON-GAAP FINANCIAL INFORMATION

EBITDA, Adjusted EBITDA, and Adjusted Net Income are non-GAAP financial measures provided as a complement to results prepared in accordance with accounting principles generally accepted within the United States of America. Management believes that the presentation of these measures and the identification of unusual, non-recurring, or non-cash items enhance an investor's understanding of the underlying trends in the Company's business and provide for better comparability between periods in different years.

Adjusted EBITDA excludes depreciation, accretion, and amortization expense as these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Additionally, Adjusted EBITDA and Adjusted Net Income exclude certain non-recurring or non-cash items and, therefore, may not be comparable to similarly titled measures employed by other companies. The non-GAAP financial measures presented herein should not be considered in isolation or as a substitute for operating income, net income, cash flows from operating, investing, or financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

A reconciliation of net loss to EBITDA, Adjusted EBITDA, and Adjusted Net Income is presented in tabular form at the end of this press release.

ABOUT CARDTRONICS

Headquartered in Houston, Texas, Cardtronics is the world's largest operator of ATMs. Cardtronics operates approximately 33,100 ATMs across its portfolio, with ATMs in every major U.S. market, approximately 2,500 ATMs throughout the United Kingdom, and approximately 2,000 ATMs in Mexico. Major merchant clients include 7-Eleven(r), Chevron(r), Costco(r), CVS(r)/pharmacy, Duane Reade(r), ExxonMobil(r), Rite Aid(r), Safeway(r), Sunoco(r), Target(r), and Walgreens(r). Complementing its ATM operations, Cardtronics works with financial institutions of all sizes to provide their customers with convenient cash access and deposit capabilities through ATM branding, surcharge-free programs, and image deposit. Approximately 10,000 Cardtronics owned and operated ATMs currently feature bank brands. For more information, please visit the Company's website at http://www.cardtronics.com/.

The Cardtronics logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=991

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our current expectations or forecasts of future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources. Many of the forward-looking statements contained in this release relate to our third quarter financial results and the underlying business events which generated those results. They include, among other things, statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance, and statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements, including risks and uncertainties relating to trends in ATM usage and alternative payment options; network security related to our EFT and third party processing platforms; changes in the ATM transaction fees the Company receives; decreases in the number of ATMs that can be placed with the Company's top merchants; the Company's reliance on third parties for cash management and other key outsourced services; changes in interest rates; declines in, or system failures that interrupt or delay, ATM transactions; the Company's ability to continue to execute its growth strategies; risks associated with the acquisition of other ATM networks; increased industry competition; increased regulation and regulatory uncertainty; changes in ATM technology; changes in foreign currency rates; and general and economic conditions.

You should not read forward-looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of the times at or by which such performance or results will be achieved. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company's filings with the SEC, including the Company's Annual Report on Form 10-K for the year ended December 31, 2007.

                    Consolidated Statements of Operations
     For the Three and Nine Months Ended September 30, 2008 and 2007
                                (Unaudited)

                       Three Months Ended        Nine Months Ended
                          September 30,            September 30,
                   ------------------------  ------------------------
                       2008         2007         2008         2007
                   -----------  -----------  -----------  -----------
                          (In thousands, except share and per
                                   share information)
 Revenues:
 ATM operating
  revenues         $   121,192  $   106,234  $   357,759  $   251,854
 Vcom operating
  revenues               1,416          685        4,014          685
 ATM product sales
  and other
  revenues               4,651        3,668       13,036        9,805
                   -----------  -----------  -----------  -----------
  Total revenues       127,259      110,587      374,809      262,344
 Cost of revenues:
 Cost of ATM
  operating
  revenues
  (exclusive
  of depreciation,
  accretion, and
  amortization
  shown separately
  below)                91,434       79,966      270,128      191,046
 Cost of Vcom
  operating
  revenues               1,469        2,644        5,477        2,644
 Cost of ATM
  product sales
  and other
  revenues               4,064        3,111       11,890        9,196
                   -----------  -----------  -----------  -----------
  Total cost of
   revenues             96,967       85,721      287,495      202,886
  Gross profit          30,292       24,866       87,314       59,458
 Operating
  expenses:
 Selling, general,
  and
  administrative
  expenses              10,387        7,621       28,738       20,985
 Depreciation and
  accretion
  expense               10,048        6,961       29,169       18,541
 Amortization
  expense                4,657        9,204       13,661       14,062
                   -----------  -----------  -----------  -----------
  Total operating
   expenses             25,092       23,786       71,568       53,588
 Income from
  operations             5,200        1,080       15,746        5,870
 Other (income)
  expense:
 Interest expense,
  net                    8,444        8,984       24,836       21,592
 Minority interest
  in subsidiary           (814)        (174)        (814)        (286)
 Other loss              1,274          678        3,377        1,037
                   -----------  -----------  -----------  -----------
  Total other
   expense               8,904        9,488       27,399       22,343
 Loss before
  income taxes          (3,704)      (8,408)     (11,653)     (16,473)
 Income tax
  expense                  469        2,275          494        3,212
                   -----------  -----------  -----------  -----------
 Net loss               (4,173)     (10,683)     (12,147)     (19,685)
 Preferred stock
  accretion                 --           67           --          200
                   -----------  -----------  -----------  -----------
 Net loss
  available to
  common
  shareholders     $    (4,173) $   (10,750) $   (12,147) $   (19,885)
                   ===========  ===========  ===========  ===========

 Net loss per
  common share -
  basic and
  diluted          $     (0.11) $     (0.77) $     (0.31) $     (1.42)
                   ===========  ===========  ===========  ===========

 Weighted average
  shares
  outstanding
  - basic and
  diluted           38,920,887   14,026,960   38,749,233   14,006,822
                   ===========  ===========  ===========  ===========

                          Consolidated Balance Sheets
                 As of September 30, 2008 and December 31, 2007

                                               Sept. 30,    Dec. 31,
                                                 2008         2007
                                               ---------   ---------
                                               (Unaudited) (Audited)
                                                  (In thousands)
 Assets
 Current assets:
  Cash and cash equivalents                    $   1,205   $  13,439
  Accounts and notes receivable, net              26,098      23,248
  Inventory                                        2,425       2,355
  Restricted cash, short-term                      2,958       5,900
  Prepaid, deferred costs, and other current
   assets                                         16,413      11,843
                                               ---------   ---------
   Total current assets                           49,099      56,785
 Property and equipment, net                     170,477     163,912
 Intangible assets, net                          116,125     130,901
 Goodwill                                        227,139     235,185
 Prepaid and other assets                          4,907       4,502
                                               ---------   ---------
   Total assets                                $ 567,747   $ 591,285
                                               =========   =========

 Liabilities and Stockholders' Equity
 Current liabilities:
  Current portion of long-term debt            $   1,512   $     882
  Current portion of capital lease obligations       818       1,147
  Current portion of other long-term
   liabilities                                    18,170      16,201
  Accounts payable and other accrued and
   current liabilities                            76,007     104,909
                                               ---------   ---------
   Total current liabilities                      96,507     123,139
 Long-term liabilities:
  Long-term debt, net of current portion         341,985     307,733
  Capital lease obligations, net of current
   portion                                           411         982
  Deferred tax liability, net                     11,740      11,480
  Asset retirement obligations                    19,103      17,448
  Other long-term liabilities                     14,950      23,392
                                               ---------   ---------
   Total liabilities                             484,696     484,174
 Stockholders' equity                             83,051     107,111
                                               ---------   ---------
   Total liabilities and stockholders' equity  $ 567,747   $ 591,285
                                               =========   =========

                         Key Operating Metrics
      For the Three and Nine Months Ended September 30, 2008 and 2007
                             (Unaudited)

                             Three Months Ended   Nine Months Ended
                                September 30,       September 30,
                             ------------------  ------------------
                               2008      2007      2008      2007
                             --------  --------  --------  --------
 Average number of
  transacting ATMs:
 United States: Company-
  owned                        12,326    11,427    12,288    11,517
 United States: Merchant-
  owned                        10,641    11,611    10,781    11,718
 United States: 7-Eleven
  Financial Services
  Business (1)                  5,716     4,170     5,695     1,668
 United Kingdom                 2,518     1,794     2,389     1,602
 Mexico                         1,905       878     1,645       644
                             --------  --------  --------  --------
  Total average number of
   transacting ATMs            33,106    29,880    32,798    27,149
                             ========  ========  ========  ========
 Total transactions (in
  thousands)                   91,853    73,007   264,678   166,183
 Total cash withdrawal
  transactions (in
  thousands)                   59,095    49,710   171,694   113,934
 Monthly cash withdrawal
  transactions per ATM            595       555       582       466

 Per ATM per month
  amounts:
 ATM operating revenues      $  1,220  $  1,185  $  1,212  $  1,031
 Cost of ATM operating
  revenues (2)                    920       892       915       782
                             --------  --------  --------  --------
  ATM operating gross
   profit (3)                $    300  $    293  $    297  $    249
                             ========  ========  ========  ========
 ATM operating gross
  margin (2)                     24.6%     24.7%     24.5%     24.2%

 Adjusted per ATM per
  month amounts:
 ATM operating revenues      $  1,220  $  1,185  $  1,212  $  1,031
 Adjusted cost of ATM
  operating
  revenues (2) (4)                910       884       903       772
                             --------  --------  --------  --------
  Adjusted ATM operating
   gross profit (3)          $    310  $    301  $    309  $    259
                             ========  ========  ========  ========

 Adjusted ATM operating
  gross margin (2)               25.4%     25.4%     25.5%     25.1%

 Capital expenditures,
  excluding acquisitions
  and net of minority
  interest (in thousands)    $ 10,116  $ 20,185  $ 52,349  $ 44,230

 ------------------------
 (1)  The average number of transacting ATMs for the three and nine months ended September 30, 2007 includes the ATM and Vcom units acquired in the 7-Eleven ATM Transaction beginning from the acquisition date (July 20, 2007) and continuing through
      September 30, 2007. The actual number of transacting ATMs and
      Vcom units from the acquisition date to September 30, 2007 was
      5,560.
 (2)  Amounts presented exclude the effects of depreciation, accretion, and amortization expense, which are presented
      separately in our consolidated statements of operations.
 (3)  ATM operating gross profit is a measure of profitability that uses only the revenue and expenses that relate to operating the
      ATMs in our portfolio. Revenues and expenses from advanced-
      functionality services, ATM equipment sales, and other ATM-
      related services are not included.
 (4)  Adjusted cost of ATM operating revenues includes the same adjustments to cost of revenues as those used to calculate
      Adjusted EBITDA and Adjusted Net Income.

           Reconciliation of Net Loss to EBITDA, Adjusted EBITDA,
                          and Adjusted Net Income
     For the Three and Nine Months Ended September 30, 2008 and 2007
                               (Unaudited)

                       Three Months Ended        Nine Months Ended
                          September 30,             September 30,
                    ------------------------  ------------------------
                        2008         2007         2008         2007
                    -----------  -----------  -----------  -----------
                   (In thousands, except share and per share amounts)
 Net loss           $    (4,173) $   (10,683) $   (12,147) $   (19,685)
 Adjustments:
  Interest expense,
   net                    7,913        8,545       23,267       20,437
  Amortization of
   deferred
   financing
   costs and bond
   discounts                531          439        1,569        1,155
  Income tax
   (benefit)
   expense                  469        2,275          494        3,212
  Depreciation and
   accretion
   expense               10,048        6,961       29,169       18,541
  Amortization
   expense                4,657        9,204       13,661       14,062
                    -----------  -----------  -----------  -----------
 EBITDA             $    19,445  $    16,741  $    56,013  $    37,722
                    -----------  -----------  -----------  -----------

 Add back:
  Other loss (1)          1,274          678        3,377        1,037
  Minority interest      (1,083)        (152)      (1,229)         (67)
  Adjustments to
   cost of ATM
   operating
   revenues (2)           1,002          752        3,451        2,449
  Adjustments to
   selling,
   general, and
   administrative
   expenses (3)           1,510          371        2,035        1,509
                    -----------  -----------  -----------  -----------
 Adjusted EBITDA    $    22,148  $    18,390  $    63,647  $    42,650
                    -----------  -----------  -----------  -----------
 Less:
  Interest expense,
   net                    7,913        8,545       23,267       20,437
  Depreciation and
   accretion
   expense               10,048        6,961       29,169       18,541
  Income tax
   expense (at 35%)       1,466        1,009        3,924        1,285
                    -----------  -----------  -----------  -----------
 Adjusted Net
  Income            $     2,721  $     1,875  $     7,287  $     2,387
                    ===========  ===========  ===========  ===========

 Adjusted Net
  Income per Share  $      0.07  $      0.13  $      0.19  $      0.17
                    ===========  ===========  ===========  ===========
 Adjusted Net
  Income per
  Diluted Share     $      0.07  $      0.08  $      0.18  $      0.10
                    ===========  ===========  ===========  ===========

 Weighted average
  shares
  outstanding
  - basic            38,920,887   14,026,960   38,749,233   14,006,822
                    ===========  ===========  ===========  ===========
 Weighted average
  shares
  outstanding
  - diluted          39,884,775   23,378,486   39,866,755   23,134,599
                    ===========  ===========  ===========  ===========
 -------------------

 (1)  Other losses for the three and nine month periods ended
      September 30, 2008 and the three month period ended September
      30, 2007 were primarily comprised of losses on the disposal of fixed assets that were incurred in conjunction with the
      deinstallation of ATMs during the periods. Other losses for the nine months ended September 30, 2007 primarily consisted of
      $1.5 million of losses on the disposal of fixed assets that were incurred in connection with the deinstallation of ATMs during the period, which were partially offset by $0.6 million in gains on the sale of equity securities awarded to
      Cardtronics pursuant to the bankruptcy plan of reorganization of Winn-Dixie Stores, Inc., one of the Company's merchant
      customers.
 (2)  Adjustments to cost of ATM operating revenues include the following for the periods indicated:

                           Three Months Ended     Nine Months Ended
                              September 30,         September 30,
                          --------------------  --------------------
                             2008       2007       2008       2007
                          ---------  ---------  ---------  ---------
                                       (In thousands)
 Charges related to
  U.K. EMV
  certification
  delays                  $    (180) $      --  $   1,169  $      --
 U.K. in-house
  armored operation
  development costs             534         --        817         --
 In-house EFT
  processing
  conversion costs              421        579        707      1,734
 Stock-based
  compensation
  expense                       227         16        424         47
 Triple-DES related
  items                          --         45        243        450
 Other                           --        112         91        218
                          ---------  ---------  ---------  ---------
 Total adjustments to
  cost of ATM
  operating revenues      $   1,002  $     752  $   3,451  $   2,449
                          =========  =========  =========  =========

 (3) Adjustments to selling, general, and administrative expenses include the following for the periods indicated:

                           Three Months Ended    Nine Months Ended
                              September 30,         September 30,
                          --------------------  --------------------
                             2008       2007       2008       2007
                          ---------  ---------  ---------  ---------
                                        (In thousands)

 Stock-based
  compensation expense    $   1,129  $     297  $   1,743  $     721
 Litigation
  settlement costs               --         80         --        748
 Other                          381         (6)       292         40
                          ---------  ---------  ---------  ---------
 Total adjustments to
  selling, general, and
  administrative expenses $   1,510  $     371  $   2,035  $   1,509
                          =========  =========  =========  =========

CONTACT:  Cardtronics, Inc.
          Investors:
          J. Chris Brewster, Chief Financial Officer
            281-892-0128
            cbrewster@cardtronics.com
          Media:
          Joel Antonini, Vice President - Marketing
            281-552-1131
            joel.antonini@cardtronics.com